UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2016 (November 9, 2016)

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	2834	98-1153534
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

Herengracht 483
1017 BT, Amsterdam
The Netherlands
+31 (0)20 622 3243
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Eric Sherbet
General Counsel and Secretary
111 Speen St, Suite 550
Framingham, Massachusetts 01701
(508) 620-2510
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Update on Financial Impact of Hurricane and Power Outage

As previously disclosed on October 14, 2016, three of Patheon’s N.V.’s (“Patheon” or the “Company”) manufacturing sites closed temporarily during the fourth quarter of 2016 due to power outages and weather-related events. These were isolated events and did not impact other Patheon manufacturing sites around the world.

•	All three facilities have resumed normal operations.

•	There was no damage to the Patheon facilities.

•	The interruptions are expected to impact Q4 revenue by $15 million and Adjusted EBITDA by $12 million.

•	The Company does not expect these events to impact 2017 financial results.

•	The sites impacted were in Florence, South Carolina; Greenville, North Carolina; and, Manati, Puerto Rico.

◦	A fire at a power plant in Puerto Rico resulted in a power outage across most of the island, including Patheon’s manufacturing site in Manati.

◦	Hurricane Matthew caused a loss of power at the Florence site and local flooding on roadways near our Greenville site.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements which reflect the current beliefs and expectations of Patheon’s management regarding the company’s future growth, results of operations, performance (both operational and financial) and business prospects and opportunities. The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. Readers can identify these forward-looking statements by the use of words such as ‘‘outlook,’’ ‘‘believes,’’ ‘‘expects,’’ ‘‘potential,’’ ‘‘continues,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘predicts,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates,’’ ‘‘anticipates’’ or the negative version of these words or other comparable words. Such forward looking statements are subject to various risks and uncertainties, which could cause actual results to differ from those indicated in these forward looking statements. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, please refer to the "Risk Factors" section of the prospectus included in the company’s registration statement, in the form last filed with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements as a prediction of actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHEON N.V.

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	General Counsel and Secretary

Date: November 9, 2016